EX.-10.1

Printing Contract Between Access Printing and General Media Communications Inc. Dated August 15,1998

EXHIBIT 10.1 TO QUARTERLY                 CONFIDENTIAL INFORMATION OMITTED
REPORT ON FORM 10-Q OF                    WHERE INDICATED BY "[*]" AND FILED
GENERAL MEDIA INC.                        SEPARATELY WITH THE COMMISSION
                                          PERSUANT TO A REQUEST FOR
                                          CONFIDENTIAL TREATMENT UNDER RULE
                                          24b-2 OF THE SECURITIES EXCHANGE ACT
                                          OF 1934

                                PRINTING CONTRACT

BETWEEN: ACCESS PRINTING
         (THE "PRINTER")

AND:     GENERAL MEDIA COMMUNICATIONS INC.
         (THE "CUSTOMER")

      This contract shall become effective on August 15, 1998 and sets forth the terms and conditions by which Access Printing, having its head office at 600 Access Road, Southern Pines, North Carolina 28387 (hereinafter referred to as the "Printer), shall supply the products and services specified hereinafter to General Media Communications Inc., having its head office at 277 Park Avenue, New York, NY 10172-0003 (hereinafter referred to as the "Customer").

      Additional terms and conditions of this contract are contained on pages 1, 2 and 3 and Schedule "A" initialized by the parties hereto.

                      THE PARTIES HERETO AGREE AS FOLLOWS:

1.0   TERMS AND CONDITIONS OF CONTRACT

      1.1 The Initial term of this Contract shall be three (3) months commencing on August 15th, 1998. The Customer shall have the right in its sole discretion during any Term of this Contract to terminate this contract on 30 days' notice if it determines that it is in the Customer's best interest to terminate publication of Forum, Variations and Specials.

      1.2 The price structure in Schedule "A" shall be effective on January 1st, 1999 and for a period of one (1) year thereafter, except for the changes described in Section 3.4.

      1.3 Unless terminated as provided in Section 1.1 above or as otherwise provided herein this Contract shall automatically renew at the end of the Initial term for a renewal Term of nine (9) months and thereafter shall renew for successive renewal Terms of one year unless either party gives notice not to renew no less than sixty
            (60) days prior to the expiration of such renewal Term.

      1.4 In the event either of the parties should become insolvent or bankrupt, the other party shall be entitled to terminate this Contract on no less than thirty (30) days' notice this by written notice to the other party or to its estate.

      1.5 Upon termination the Customer shall not be liable for any of the Printer's costs: (a) incurred or ordered after notice; (b) which can be canceled at no loss to the Printer, or (c) in excess of the out-of-pocket loss to the Printer of any unused items sold to other customers or third parties or returned to suppliers.

2.0   STATUS OF WORK

      2.1 The Customer shall retain the services of the Printer to print Forms, Variations and Specials (the "Magazines"). The Printer hereby undertakes to perform all services necessary to print, bind, package and ship the Magazines on the frequency set forth on Schedule "1" attached in accordance with the Customer's specifications as communicated in writing from time to time and as may be set forth in the schedules to this Contract. Notwithstanding any other actual or apparently conflicting language in this Contract, the Printer will maintain at minimum the high graphic standards established by General Media, as exemplified by the copy of each title which is annexed to this Contract as an example.

      2.2 This Contract shall apply exclusively to the printed products mentioned in Section 2.1 hereof. Any other products published by the Customer which are not included herein shall be negotiated between the Printer and the Customer.

      2.3 Printing shall be scheduled to take place during the Printer's normal business hours, namely from 8:00 a.m. on Monday to 5:00 p.m. on Friday.

      2.4 The Customer will supply the paper to print the publications in accordance with the paper usage chart provided in Schedule "B". The Printer shall furnish to the Customer no later than the 15th of each month a written accounting of all paper received from the Customer and consumed during the previous month and all of the remaining stocks. The Printer shall take a physical inventory every six months that this Contract is in effect and shall supply the results in writing to the Customer, which may audit such inventory report at any time upon three (3) business days' notice to the Printer. Should the paper consumption exceed that set forth in Schedule "B" the Printer shall upon completion of such accounting, at Printer's option, reimburse the Customer for such excess either in kind or at the same price per pound, at a rate equal to the average cost of said paper during the accounting period. In the event of a net under consumption, the Customer agrees to pay the Printer an amount equal to [*][*] computed at the same rates. The value of under consumption, if any, of one kind or weight of the paper shall be used as a credit against over consumption, if any, of other kinds/weights of paper. Printer shall store up to three months' paper requirements for the printing of the Magazines on its premises, at no cost to the Customer.

      2.5 The Printer agrees to produce and maintain high quality standards of reproduction consistent with industry SWOP standards. The Printer shall bear the cost (including paper and ink) of make-goods caused by any error or omission attributable to the Printer. Repeated errors, or repeated failure to correct errors, will entitle the Customer to cancel this Contract on thirty (30) days' notice.

3.0   PRICE AND PAYMENT

      3.1 The Customer undertakes to comply with the terms and conditions of sale described in Schedule "A".

      3.2 The prices mentioned in Schedule "A" include plate making, printing, binding, and mall preparation work and all other services necessary to print, bind, package and ship the Magazine.

      3.3 The Customer shall be invoiced based on the number of copies ordered and delivered as described in Section 4.1.

      3.4 Should there be an increase or reduction in the price of materials, the Printer may increase or reduce the prices contained in Schedule "A" as follows:

            3.4.1 The increase in the Customer's costs shall not be greater than the actual increase in the costs incurred by the Printer.

            3.4.2 The Customer shall be notified thirty (30) days in advance.

            3.4.3 The Printer shall provide all supporting documentation with the notification provided for in section 3.4.2 above.

            3.4.4 Labor and administrative costs shall be increased or decreased every twelve (12) months, commencing January 1, 2000 based on [*] of the Consumer Price Index. Each increase or decrease shall have as its base the January 1 level of the preceding year.

4.0   TERMS AND CONDITIONS

      4.1 The Customer shall issue a purchase order for each issue including the print run, the nature of the work, the final quantities and provide shipping documentation. The Customer shall issue this purchase order to the Printer no later than fifteen (15) days prior to the scheduled press run start as agreed on by the parties.

      4.2 The Printer shall submit one invoice for each issue. The invoice shall specify in detail satisfactory to the Customer the services performed and the prices charged. The terms are net thirty (30) days. The date of the invoice will be the last day of the shipping cycle.

      4.3   Production schedules shall be prepared and approved by both parties.

      4.4   The Printer will store finished copies of the Magazine for thirty
            (30) days following completion of shipping at no additional cost to the Customer; thereafter, such copies shall be shipped at the Customer's direction and expense to a facility designated by the Customer. Failing the Customer's instructions the Printer may destroy such copies but will give the Customer fifteen (15) days' notice before doing so.

      4.5 In furtherance and not in derogation of the Printer's obligation of due care toward the Customer's property, the Printer shall cover by insurance the values added by the Printer in the form of raw materials, labor, and overhead, against fire, extended coverage perils, vandalism, malicious mischief and sprinkler leakage. The Customer will similarly insure its property while on the Printer's premises. The Customer will also insure its paper throughout the printing process (except waste paper). All waste paper shall become the Printer's property.

      4.6 Risk of loss or damage to the finished work shall pass to the Customer upon delivery to a common carrier F.O.B. the Printer's shipping dock.

      4.7 Neither the Magazines nor any material furnished by the Customer shall be subject to any lien(s) of the Printer or the Printer's creditors of whatsoever kind or nature, and the Printer hereby waives any rights under statute or otherwise to assert any liens on or otherwise distrain the Customer's property, work in progress or the finished product. The Printer will take all steps prescribed by law to protect the Customer's interests as they may appear upon any levy or attempted levy by the Printer's creditors on the Customer's property or any finished work or work in progress; the Printer shall expeditiously seek to remove any such lien and in any event shall hold the Customer entirely harmless therefrom.

      4.8 The Printer shall use its best efforts to keep confidential the contents of each issue of the Magazine prior to general public distribution.

5.0   LIABILITY FOR CONTENT

      5.1 The Customer will indemnify and hold the Printer harmless from and against any claims, demands, suits, actions, costs, loss or judgments, including reasonable attorneys' fees, for libel, defamation of character, copyright or trademark infringement, invasion of right of privacy or publicity, or patent infringement by any person, firm or entity against the Printer arising out of any material delivered by the Customer or supplied on its behalf to the Printer and used by the Printer in producing the Magazine.

      5.2 In like manner the Printer shall indemnify and hold the Customer harmless from and against any claims, demands, suits, actions, costs, loss or judgments, including reasonable attorneys' fees, for libel, defamation of character, copyright or trademark infringement, invasion of right of privacy or publicity, or patent infringement, by any person, firm or entity against the Customer arising out of any act or omission of the Printer in performing its services hereunder.

      5.3 No indemnification promised in sections 5.1 or 5.2 above shall be effective unless the indemnified (indemnitee) party shall have given prompt notice of any indemnifiable claim to the indemnifying party ("indemnitor"). Thereafter the indemnifying party shall at its sole cost and expense defend by counsel of its choosing reasonably acceptable to the indemnified party or at its option to instruct the indemnified party to defend but at the indemnifying party's expense. Nothing herein shall prevent any indemnified party from retaining its own counsel at its own expense to advise it or to elect to defend with its own counsel but in such event such defense shall be at the indemnified party's sole expense and risk liability. No indemnitor shall conclude a settlement binding on an indemnitee absent the consent of the indemnitee. Should an indemnitee elect to settle or compromise any claim solely as to itself without permission of the indemnitor, the indemnitor shall thereafter have no further obligations toward the indemnitee.

6.0   DISPUTED INVOICES

      6.1 The Customer shall not be obligated to pay any portion of any invoice which it disputes in good faith. The Customer shall have sixty (60) days from the receipt of such invoice to notify the Printer in writing of any items which it disputes and shall specify its grounds therefor. Thereafter the parties shall attempt during the next thirty (30) days to attempt to resolve the dispute among themselves in good faith, failing which the dispute shall be submitted to arbitration in the City of New York by the American Arbitration Association according to its rules then in effect. Judgment of the arbitrators may be entered against the losing party in any court of competent jurisdiction and enforced as provided by law. In no event shall dispute of an invoice by the Customer be deemed a breach of this Contract or entitle the Printer to stop work.

      6.2 Notwithstanding anything in this Contract to the contrary, the Printer's continued failure, for any reason expressly including events of force majeure and/or matters not within the control or due to the fault of the Printer, to produce the Magazine, to produce it to the quality of the sample annexed to this Contract, or to produce it timely in accordance with the production schedule submitted by the Customer, shall entitle the Customer, on thirty (30) days' notice, to terminate this Contract and take the work elsewhere.

7.0   MISCELLANEOUS

      7.1 No amendments to this Contract shall be effective unless made, with the written consent of the Printer and the Customer. This Contract shall not be assigned by either party without the written consent of both parties, except that the Customer may assign it to a wholly owned subsidiary of the Customer or to an affiliate of the Customer which is under common ownership and control with the Customer.

      7.2 This Contract and the rights of the parties to it shall be governed by the law of the State of New York, USA, applicable to contracts made and wholly to be performed therein without regard to the conflicts of laws rules thereof. No lawsuit arising out of the execution, formation, terms, performance or breach of this Contract shall be brought except in courts physically located in New York County, New York, and the parties hereto expressly consent to the jurisdiction of such courts over all such litigation and all matters whatsoever relating to or arising out of this Contract. This Contract and the attached schedules contain the sole understanding and agreement of the parties concerning the subject matter hereof, all prior negotiations, conversations, understandings and agreements, whether oral or written, being merged herein.

      7.3   Notice

            All notice under this Agreement shall be given by any part via first-class surface mail, postage prepaid, by courier/messenger service, or by telefacsimile to the other at the respective addresses and facsimile numbers set forth below or to such other address/number as any party may advise the other of by notice in accordance with the provisions of this paragraph. 7.3:

            If to General Media:

                         General Media Communications, Inc.
                         277 Park Avenue, 4th Floor.
                         New York, New York 10172-0003
                         Facsimile:(212)702-6262
                         Att'n: Hal Halpner, Director of Manufacturing
                         Copy: Legal Department

            If to Access:

                         Access Printing
                         600 Access Road
                         Southern Pines, NC 28387
                         Facsimile:(910) 692-5914
                         Att'n: Vincent Cole, VP/ Director of Manufacturing

            Notice shall be effective when sent except notice via surface mail shall be effective three days from the date of mailing, not counting the first day.

IN WITNESS WHEREOF the parties have signed in New York this 25th day of August, 1998.


                                     ACCESS PRINTING

                                     /s/ Charles Walls
                                     ---------------------------------------
                                     Name Charlie Walls
                                     Title President


                                     GENERAL MEDIA COMMUNICATIONS, INC.

                                     /s/ Patrick J Gavin
                                     ---------------------------------------
                                     Name Patrick J Gavin
                                     Title Exec. V.P., C.O.O.

                                     /s/ Robert H. Altman
                                     ---------------------------------------
                                     Name Robert H. Altman
                                     Title President

                                   SCHEDULE A

                                 ACCESS PRINTING

                                   Variations
                           ACCESS PRINTING PRICE LIST
                          128 page + cover digest book
                                 March 30, 1998

TOTAL BOOKS: [*]                            Size 5 1/4" X 8 1/8"

PREPARATION
 ITEM                                       QUANTITY  COST   TOTAL
DUPLICATE FILM PER NEGATIVE                   [*]     [*]     [*]
STRIP ADDITIONAL COLOR                        [*]     [*]     [*]
PICKUP REPEAT FULL PG AD PER COLOR            [*]     [*]     [*]
SPLIT SPREADS                                 [*]     [*]     [*]
STRIPPING 1/C LESS THAN A PAGE                [*]     [*]     [*]
STRIPPING 4/C LESS THAN A PAGE                [*]     [*]     [*]
STRIPPING PER NEGATIVE PAGE FILM              [*]     [*]     [*]
                                                                       ---------
                                                     TOTAL PREPARATION    [*]
                                                                       ---------

INK
 ITEM                                       QUANTITY  COST   TOTAL
FOUR COLOR PROCESS BODY (COATED) PG/M         [*]     [*]     [*]
THREE COLOR PROCESS BODY (COATED) PG/M        [*]     [*]     [*]
TWO COLOR PROCESS BODY (COATED) PG/M          [*]     [*]     [*]
ONE COLOR PROCESS BODY (COATED) PG/M          [*]     [*]     [*]
FOUR COLOR PROCESS BODY (UNCOATED) PG/M       [*]     [*]     [*]
THREE COLOR PROCESS BODY (UNCOATED) PG/M      [*]     [*]     [*]
TWO COLOR PROCESS BODY (UNCOATED) PG/M        [*]     [*]     [*]
ONE COLOR PROCESS BODY (UNCOATED) PG/M        [*]     [*]     [*]
PMS COLOR TEXT PG/M                           [*]     [*]     [*]
FOUR COLOR PROCESS COVER PG/M                 [*]     [*]     [*]
PMS  COLOR COVER (FLOURESCENT 2X) PG/M        [*]     [*]     [*]
                                                                       ---------
                                                             TOTAL INK    [*]
                                                                       ---------

PRINTING
 ITEM                                       QUANTITY  COST   TOTAL
32 PG (4 C)2 UP                               [*]     [*]     [*]
RUN/M                                         [*]     [*]     [*]
32 PG (6 UNITS) 2 UP                          [*]     [*]     [*]
RUN/M                                         [*]     [*]     [*]
16 PG (4 C) 2 UP                              [*]     [*]     [*]
RUN/M                                         [*]     [*]     [*]
PLATE CHANGES/EACH                            [*]     [*]     [*]
COVER 4 PG (5/4) 8 UP SHEETER                 [*]     [*]     [*]
RUN/M                                         [*]     [*]     [*]
PLATE CHANGES/EACH                            [*]     [*]     [*]
                                                                       ---------
                                                        TOTAL PRINTING    [*]
                                                                       ---------

                                 ACCESS PRINTING

BINDERY
 ITEM                                       QUANTITY  COST   TOTAL
PERFECT BIND 6 POCKETS                        [*]     [*]     [*]
RUN/M                                         [*]     [*]     [*]
PERFECT BIND CAN/UK VERSION CHANGE            [*]     [*]     [*]
RUN/M                                         [*]     [*]     [*]
HANDLING SUPPLIED MATERIAL                    [*]     [*]     [*]
POLYBAG ONE PIECE-CLEAR                       [*]     [*]     [*]
RUN/M                                         [*]     [*]     [*]
WAFER TABS                                    [*]     [*]     [*]
RUN/M                                         [*]     [*]     [*]
                                                                       ---------
                                                         TOTAL BINDERY    [*]
                                                                       ---------

                                                                       ---------
                                                                 TOTAL    [*]
                                                                       ---------

                                 ACCESS PRINTING

                                      Forum
                           ACCESS PRINTING PRICE LIST
                          128 page + cover digest book
                                 March 30, 1998

TOTAL BOOKS: [*]                            Size 5 1/4" X 8 1/8"

PREPARATION
 ITEM                                       QUANTITY  COST   TOTAL
DUPLICATE FILM PER NEGATIVE                   [*]     [*]     [*]
STRIP ADDITIONAL COLOR                        [*]     [*]     [*]
PICKUP REPEAT FULL PG AD PER COLOR            [*]     [*]     [*]
SPLIT SPREADS                                 [*]     [*]     [*]
STRIPPING 1/C LESS THAN A PAGE                [*]     [*]     [*]
STRIPPING 4/C LESS THAN A PAGE                [*]     [*]     [*]
STRIPPING PER NEGATIVE PAGE FILM              [*]     [*]     [*]
                                                                       ---------
                                                     TOTAL PREPARATION    [*]
                                                                       ---------

INK
 ITEM                                       QUANTITY  COST   TOTAL
FOUR COLOR PROCESS BODY (COATED) PG/M         [*]     [*]     [*]
THREE COLOR PROCESS BODY (COATED) PG/M        [*]     [*]     [*]
TWO COLOR PROCESS BODY (COATED) PG/M          [*]     [*]     [*]
ONE COLOR PROCESS BODY (COATED) PG/M          [*]     [*]     [*]
FOUR COLOR PROCESS BODY (UNCOATED) PG/M       [*]     [*]     [*]
THREE COLOR PROCESS BODY (UNCOATED) PG/M      [*]     [*]     [*]
TWO COLOR PROCESS BODY (UNCOATED) PG/M        [*]     [*]     [*]
ONE COLOR PROCESS BODY (UNCOATED) PG/M        [*]     [*]     [*]
PMS COLOR TEXT PG/M                           [*]     [*]     [*]
FOUR COLOR PROCESS COVER PG/M                 [*]     [*]     [*]
PMS COLOR COVER (FLOURESCENT 2X) PG/M         [*]     [*]     [*]
                                                                       ---------
                                                             TOTAL INK    [*]
                                                                       ---------

PRINTING
 ITEM                                       QUANTITY  COST   TOTAL
32 PG (4 C)2 UP                               [*]     [*]     [*]
RUN/M                                         [*]     [*]     [*]
32 PG (6 UNITS) 2 UP                          [*]     [*]     [*]
RUN/M                                         [*]     [*]     [*]
16 PG (4 C) 2 UP                              [*]     [*]     [*]
RUN/M                                         [*]     [*]     [*]
PLATE CHANGES/EACH                            [*]     [*]     [*]
COVER 4 PG (5/4) 8 UP SHEETER                 [*]     [*]     [*]
RUN/M                                         [*]     [*]     [*]
PLATE CHANGES/EACH                            [*]     [*]     [*]
                                                                       ---------
                                                        TOTAL PRINTING    [*]
                                                                       ---------

                                 ACCESS PRINTING

BINDERY
 ITEM                                       QUANTITY  COST   TOTAL
PERFECT BIND 6 POCKETS                        [*]     [*]     [*]
RUN/M                                         [*]     [*]     [*]
PERFECT BIND CAN/UK VERSION CHANGE            [*]     [*]     [*]
RUN/M                                         [*]     [*]     [*]
HANDLING SUPPLIED MATERIAL                    [*]     [*]     [*]
POLYBAG ONE PIECE-CLEAR                       [*]     [*]     [*]
RUN/M                                         [*]     [*]     [*]
WAFER TABS                                    [*]     [*]     [*]
RUN/M                                         [*]     [*]     [*]
                                                                       ---------
                                                         TOTAL BINDERY    [*]
                                                                       ---------

                                                                       ---------
                                                                 TOTAL    [*]
                                                                       ---------


                                     Page 2